UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 1999

                               Vail Resorts, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


        1-9614                              51-0291762
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(Commission File Number)            (IRS Employer Identification No.)

137 Benchmark Road, Avon, Colorado                        81620
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(Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code (970) 476-5601

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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

     On May 7, 1999, Vail Resorts, Inc. issued the announcement attached hereto as Exhibit 1, which is incorporated herein by reference.

Item 7.  Exhibits

1.       Press Release dated May 7, 1999



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 10, 1999                VAIL RESORTS, INC.



                                    By: /s/ Ingrid Keiser
                                        ------------------------------
                                        Ingrid Keiser
                                        Assistant General Counsel
                                        and Assistant Secretary


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                                  EXHIBIT INDEX


Number   Description

1.       Press Release dated May 7, 1999